THE WALL STREET FUND, INC.

Supplement dated November 29, 2005
To Statement of Additional Information (“SAI”) dated April 30, 2005

Please note the following changes to your SAI with respect to The Wall Street Fund, Inc.:

Compensation.  For their service as Directors, the Directors received a fee of $750 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings through February 28, 2004. As of March 1, 2004, the Directors received a fee of $1,000 per meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings thereafter. As of January 1, 2005, the Directors received a fee of $1,250 per meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings thereafter. The table below details the amount of compensation the Directors received from the Fund for the fiscal year ended December 31, 2004. The aggregate compensation is provided by the Fund. In addition, the Fund’s Directors were reimbursed for expenses in connection with the four Board Meetings held during the year. The Fund makes no payments of salary to any Officer in such capacity.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Directors
Clifton H.W. Maloney	$3,750	None	None	$3,750
Robert P. Morse**	None	None	None	None
Sharon A. Queeney-Weintz***	$3,172	None	None	$3,172
Harlan K. Ullman	$5,063	None	None	$5,063

*	The “Fund Complex” includes only the Fund.
**	This Director is deemed to be an “interested person” of the Fund as defined by the 1940 Act.
***	At the December 7, 2004 meeting, she voluntarily resigned as a board member.

This supplement is effective immediately.

Please keep this Supplement with your SAI.